EXHIBIT 10.16

                 THIRD AMENDMENT TO AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 1999 (the "Effective Date"), is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, a national banking association, whose principal office is located in Houston, Texas ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into an Amendment and Restatement of Credit Agreement dated as of April 30, 1996, as amended by a First Amendment to Amendment and Restatement of Credit Agreement dated as of April 30, 1997, and as amended by a Second Amendment to Amendment and Restatement of Credit Agreement dated as of April 30, 1998 ("Credit Agreement"). "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Commitment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

Section 1. Revolving Credit Note. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit Agreement:

         "Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the
         Termination Date, not to exceed at any one time outstanding $7,500,000.00 (the "Commitment "). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Commitment, whichever is less, and each repayment must be at least the amount required in the Note or the principal balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrower dated April 30, 1999 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"), which is given in renewal, modification and extension of that certain promissory note dated April 30, 1998 in the original principal amount of $7,500,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The term "Note" as used in the Credit Agreement shall also refer to the "Note" as used in this Amendment. "Termination Date" means the earlier of: (a) April 30, 2001; or (b) the date specified by Bank pursuant to Section
         6.1 of this Agreement."

Section 2. Exhibit A of the Credit Agreement is hereby amended by replacing prior Exhibit A with the attached Exhibit A incorporated into this Amendment and the Credit Agreement for all purposes.

Section 3. Exhibit B of the Credit Agreement is hereby amended by replacing prior Exhibit B with the attached Exhibit B incorporated into this Amendment and the Credit Agreement for all purposes.

Section 4. Section 3 of the Credit Agreement (Representations and Warranties) is amended by adding a new Section 3.11 which shall read as follows:

                    "YEAR 2000 3.11 Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by December 1, 1999. The cost to Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a an Event of Default or an event which with notice or lapse of time, or both, would become an Event of Default or have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Documents or on the financial condition or business operations of Borrower. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit Borrower to conduct its business without any material adverse effect."

Section 5. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the Effective Date as though made on and as of such date; and (b) to the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the Effective Date.

Section 6. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

Section 7. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 9. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 10. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                           BORROWER:   HANDY HARDWARE WHOLESALE, INC.


                                       By:  /s/ James D. Tipton
                                            ------------------------
                                       Name:        James D. Tipton
                                       Title:       President
                                       Address:     8300 Tewantin
                                                    Houston,  Texas 77061


                           BANK:       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                       By:  /s/ Carlos Valdez, Jr.
                                            -------------------------
                                       Name:        Carlos Valdez, Jr.
                                       Title:       Vice President
                                       Address:     2900 Woodridge
                                                    Houston, Texas 77087

                                    EXHIBIT A
                          NOTICE OF REQUESTED BORROWING
                             LETTERHEAD OF BORROWER



Chase Bank of Texas, National Association
712 Main Street
Houston, Texas 77002

Re:     Request for Loan under Revolving Line of Credit
           Account No. ___________________; Note No. ____________________

Attention: Carlos Valdez

Gentlemen:

     We hereby request (check one): |_| LIBOR Loan |_| Prime Rate Loan in accordance with that certain Credit Agreement dated as of April 30, 1996 (as amended from time to time, the "Credit Agreement") executed by HANDY HARDWARE WHOLESALE, INC. ("Borrower") and Chase Bank of Texas, National Association ("Bank") and that certain Revolving Promissory Note executed by Borrower and payable to the order of the Bank in the principal amount of $7,500,000.00 (as renewed, modified or replaced, the "Note"). Any term used by not defined in this letter shall have the same meaning here as in the Credit Agreement and the Note.

     The proposed Loan is to be in the amount of $[ ] and is to be made on [ ], 19[ ], which is a Business Day at least (check one): [ ] two the Business Day (for a LIBOR Loan) [ ] the Business Day of the proposed Borrowing Date (for a Prime Rate Loan). The proposed LIBOR Loan shall have an Interest Period of (check one): [ ] one [ ] two [ ] three [ ] six months. The proceeds of the proposed Loan should be (check one): [ ] deposited into account number
[     ] with Bank [            ].

     The undersigned hereby certifies that:

(1) The representations and warranties made by Borrower in the Credit Agreement and the Note are materially true and correct on and as of this date as though made on this date.

(2) The proposed Loan complies materially with all applicable provisions of the Credit Agreement.

(3) No Event of Default has occurred and is continuing.

                                           Sincerely,

                                           HANDY HARDWARE WHOLESALE, INC.

                                           By:

                                           Name:  James D. Tipton
                                           Title: President

                                                       OR

                                           By:
                                           Name:  Tina Kirbie
                                           Title: Chief Financial Officer

       EXHIBIT B to Amendment and Restatement of Credit Agreement between
                 HANDY HARDWARE WHOLESALE, INC. ("Borrower") and
                Texas Commerce Bank National Association ("Bank")
      dated the April 30, 1996 (as amended, restated and supplemented from time to time, the "Agreement").

                 REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
               COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD
                        ENDING _____, 19__ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR QUARTER. BORROWER'S FISCAL YEAR ENDS ON , 19 .

B.  Financial   Reporting.   Borrower  will  provide  the  following   financial
information within the times indicated:                                                   Compliance Certificate

   WHO                          WHEN DUE                                WHAT                     Compliance
                                                                                                   (Circle)
                                                                                                    Yes No
BORROWER             (i) Within 90 days of fiscal           Financial Statements (balance           Yes No
                         year end                           sheet, income statement, cash
                                                            flow statement) Audited (with
                                                            unqualified opinion) by
                                                            independent certified public
                                                            accountants reasonbly
                                                            satisfactory to Bank,
                                                            accompanied by Compliance
                                                            Certificate

                     (ii) Within 30 days of each            Unaudited Financial Statements          Yes No
                          calendar quarter end, excluding   accompanied by Compliance
                          final period of fiscal year       Certificate and accounts
                                                            receivable aging

C.  Financial Covenants.  Borrower will                               Compliance Certificate
comply with the following financial covenants,
defined in accordance with GAAP and the
definitions in Section 8, and incorporating the
                              -----------------
calculation adjustments indicated on the
----------------------------------------
Compliance Certificate:
----------------------

                      REQUIRED                                           ACTUAL REPORTED                           Compliance
Except as specified otherwise, each covenant will      For Current Reporting Period/as of the End Date               (Circle)
be maintained at all times and reported for each                                                                      Yes No
Reporting Period or as of each Reporting Period
End Date, as appropriate:

I. Maintain a Tangible Net Worth as adjusted  in       Stockholders' Equity                $                          Yes No
an amount no less than $1,500,000.00 less than                                              ----------------
the Borrower's actual Tangible Net Worth at            Minus:   Goodwill                   $
each December 31.  (The bank has discretion                                                 ----------------
subject to adjust the Minimum Tangible Net             Other Intangible Assets             $
Worth at any time on an annual basis for                                                    ----------------
each calendar year by notice to Borrower.)             Loans/Advances to
For fiscal year 1999, the required Minimum             Equity holders                      $
Tangible Net Worth as adjusted is at                                                        ----------------
least $17,368,000.00
                                                       Loans to Affiliates                 $
                                                                                            ----------------

                                                       Capitalized Interest                $
                                                                                            ----------------

                                                       = Tangible Net worth as adjusted    $
                                                                                            ----------------

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT B AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are materially true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

o        To  the  best  of  the   undersigned's   knowledge   after   reasonable
         investigation performed in good faith, no default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

o A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

         o        was cured on
                               ------------------------.

         o       was waived by Bank in writing on
                                                  ---------------.

         o       is continuing.

         Description of Event of Default:
                                         ---------------------------------------

Executed this              day of                                    , 1999.
                ---------          ---------------------------------

BORROWER:  HANDY HARDWARE WHOLESALE, INC.



SIGNATURE:
            --------------------------

NAME: Tina Kirbie

TITLE: Chief Financial Officer

ADDRESS: 8300 Tewantin Drive, Houston, Texas 77061